ARROW INTERNATIONAL, INC.

                                  EXHIBIT 10.1

                        FIFTH AMENDMENT TO LOAN AGREEMENT

         THIS FIFTH AMENDMENT TO LOAN AGREEMENT (the "Fifth Amendment") made and entered into as of April __, 2006, by and among WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a FIRST UNION NATIONAL BANK), a national banking association, WACHOVIA BANK, NATIONAL ASSOCIATION, LONDON BRANCH (f/k/a FIRST UNION NATIONAL BANK, LONDON BRANCH), a national banking association acting through its London Branch, ARROW INTERNATIONAL, INC., a Pennsylvania corporation, ARROW MEDICAL PRODUCTS, LTD., a Pennsylvania corporation authorized to engage in business in Canada, ARROW DEUTSCHLAND GMBH, a corporation organized and existing under the laws of Germany, ARROW IBERIA, S.A., a corporation organized and existing under the laws of Spain, ARROW INTERNACIONAL DE MEXICO S.A. DE C.V., a corporation organized and existing under the laws of Mexico, ARROW HELLAS COMMERCIAL A. E., a corporation organized and existing under the laws of Greece, ARROW HOLLAND MEDICAL PRODUCTS B.V., a corporation organized and existing under the laws of Holland, ARROW INTERNATIONAL CR, A.S., a corporation organized and existing under the laws of the Czech Republic, and ARROW ITALY S.R.L., a corporation organized and existing under the laws of Italy.

                                   BACKGROUND

         A. The Lender and the Borrowers are parties to a loan agreement dated April 12, 2001, as amended March 29, 2002, June 30, 2003, April 23, 2004, and
May 27, 2005, pursuant to which the Lender agreed to provide the Borrowers with Loans in an aggregate outstanding amount not to exceed at any one time Sixty-Five Million Dollars ($65,000,000), subject to and in accordance with the terms and conditions set forth therein (the "Agreement").

         B. The Agreement is incorporated by reference in this Fifth Amendment. Capitalized terms used herein which are not so defined, but which are defined in the Agreement, shall have the meanings given such terms in the Agreement.

         C. At the Borrowers' request, the Lender has agreed to extend the Termination Date under the Agreement, as hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound hereby, the parties hereto covenant and agree as set forth below.

         1. Incorporation of Background. The Background provisions of this Fifth Amendment are incorporated herein by reference thereto as if fully set forth in this Fifth Amendment.

         2. Amended Defined Terms. The following defined terms as set forth in
Section 1.2 of the Agreement are hereby amended and restated in their entirety to read as follows:

                  "Agreement" shall mean the Loan Agreement among the Lender and the Borrowers dated April 12, 2001, as amended by the Lender and the Borrowers pursuant to the First Amendment to Loan Agreement dated as of March 29, 2002, as further amended by the Lender and the Borrowers pursuant to the Second Amendment to Loan Agreement dated as of June 30, 2003, as further amended by the Lender and the Borrowers pursuant to the Third Amendment to Loan Agreement dated as of April 23, 2004, as further amended by the Lender and the Borrowers pursuant to the Fourth Amendment to Loan Agreement dated as of May 27, 2005, and as further amended by the Lender and the Borrowers pursuant to the Fifth Amendment to Loan Agreement dated as of April __, 2006, and any future amendments, restatements, modifications or supplements thereof or thereto.

                  "Alternative Currency Borrowing Sub-Limit" shall mean Fifty Million Dollars ($50,000,000) (based on the Dollar Equivalent of the Alternative Currencies).

                  "Termination Date" shall mean April 30, 2007 or, if such day is not a Business Day, the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Business Day.

         3. Alternative Currency Borrowing Sub-Limit. Section 2.1(a) of the Agreement is hereby amended and modified by deleting at the end of such Section the dollar amount "Twenty-Five Million Dollars ($25,000,000)" and replacing it with the dollar amount "Fifty Million Dollars ($50,000,000)".



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         4. Withholdings and Deductions. Section 2 of the Agreement is hereby amended and modified by adding at the end thereof a new Section 2.20, which
Section 2.20 shall read in its entirety as follows:

                  "Section 2.20 Withholdings and Deductions. All sums received by the Lender under any of the Loan Documents, whether in respect of principal, interest, fees, costs or otherwise, shall be received in full without any set-off or counter-claim by the Borrowers free and clear of and without any deduction or withholding for or on account of any present or future income or other taxes, levies, imposts, duties, charges or withholdings of any nature whatsoever. In the event that any such deduction or withholding from any payment for the account of the Lender under any of the Loan Documents shall be required or in the event that any payment on or in relation to any amount received by the Lender on account of taxes or otherwise shall be required to be made, in each case under any present or future law, directive, regulation or practice, then the Borrowers shall forthwith pay to the Lender such additional amounts as will result (after the making of such deduction, withholding or payment) in the receipt and retention by the Lender of the same amount which would otherwise have been received and retained by it pursuant to such Loan Document had no such deduction, withholding or payment been made."

         5. Representations and Warranties. As a material inducement for the Lender to enter into this Fifth Amendment, the Borrowers make the following representations and warranties to the Lender and acknowledge the Lender's justifiable reliance thereon:

            (a) No Default or Event of Default has occurred.

            (b) All representations and warranties previously made to the Lender by the Borrowers remain true, accurate, and complete.

            (c) The Agreement, as modified and amended hereby, is the valid and binding obligation of the Borrowers and is fully enforceable in accordance with all stated terms.

         6. Binding Effect. This Fifth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         7. Costs and Expenses. Without limiting the generality of the provisions of the Agreement, the Borrowers shall reimburse the Lender for its out-of-pocket expenses, including counsel fees, incurred by the Lender in connection with the development, preparation, negotiation, and enforcement of this Fifth Amendment and all documents executed in connection herewith.

         8. Effective Date. This Fifth Amendment shall be operative and effective when the Lender has executed this Fifth Amendment.

         9. Ratification. Except as expressly modified and amended herein, the Agreement and all other Loan Documents are hereby ratified and affirmed, and the Borrowers expressly ratify and affirm all terms and provisions of the Loan Documents, including all warrants of attorney to confess judgment as set forth in the Loan Documents.

         10. Terms Consistent. To the extent that any of the terms or provisions set forth in the Loan Documents are inconsistent with any of the terms or provisions hereof, the terms and provisions of this Fifth Amendment shall control. References in any of the Loan Documents to the Agreement shall be deemed references to the Agreement as amended, and references in any of the Loan Documents to any defined terms that have been amended shall be deemed references to such defined terms as amended.

         11. Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, but all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         12. Further Assurances. The Borrowers shall immediately execute and deliver to the Lender any documents or instruments requested by the Lender from time to time to further evidence, effectuate, secure or carry out the terms of this Fifth Amendment or the Loan Documents.

         13. Acknowledgments. The Borrowers acknowledge, represent, warrant and covenant that they do not have, and have never had, any defense to payment or performance of any of their obligations under the Agreement and Loan Documents or any claim, right or cause of action whatsoever, in law or equity, against the Lender arising under the Agreement or the Loan Documents. The Borrowers further represent, warrant and covenant that the Lender has not caused them to suffer any damage, loss, liability, expense or obligation of any nature whatsoever arising under the Agreement or the Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Loan Agreement to be duly executed as of the day and year first above written.


                                             ARROW INTERNATIONAL, INC.

                                             By

                                                      Name:
                                                      Title:

                                             Attest:

                                                      Name:
                                                      Title:

                                             ARROW MEDICAL PRODUCTS, LTD.

                                             By
                                                      Name:
                                                      Title:

                                             Attest:

                                                      Name:
                                                      Title:

                                             ARROW DEUTSCHLAND GMBH

                                             By

                                                      Name:
                                                      Title:

                                             Attest:

                                                      Name:
                                                      Title:

                                             ARROW IBERIA, S.A.

                                             By
                                                      Name:
                                                      Title:

                                             Attest:

                                                      Name:
                                                      Title:

                                             ARROW INTERNACIONAL DE MEXICO, S.A.
                                             DE C.V.

                                             By
                                                      Name:
                                                      Title:

                                             Attest:
                                                      Name:
                                                      Title:

                                             ARROW HELLAS COMMERCIAL A. E.

                                             By
                                                      Name:
                                                      Title:

                                             Attest:
                                                      Name:
                                                      Title:

                                             ARROW HOLLAND MEDICAL PRODUCTS B.V.

                                             By
                                                      Name:
                                                      Title:

                                             Attest:

                                                      Name:
                                                      Title:

                                             ARROW INTERNATIONAL CR, A.S.

                                             By
                                                      Name:
                                                      Title:

                                             Attest:

                                                      Name:
                                                      Title:

                                            ARROW ITALY, S.R.L.

                                            By
                                                     Name:
                                                     Title:

                                            Attest:
                                                     Name:
                                                     Title:


                                                         ("Borrowers")

                                            WACHOVIA BANK, NATIONAL ASSOCIATION

                                            By
                                                     Name:
                                                     Title:

                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            LONDON BRANCH

                                            By
                                                     Name:
                                                     Title:

                                                         ("Lender")